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                                                                      EXHIBIT 23

[PricewaterhouseCoopers LLP letterhead]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-23490 and File No. 333-06469) of Plexus Corp. of our report dated May 29, 2000 relating to the financial statements of Plexus Corp. Employee Stock Savings Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
June 26, 2000